FDP SERIES, INC.
FDP BlackRock MFS Research International Fund
(the “Fund”)

     Supplement dated April 29, 2016
to the Statement of Additional Information dated January 30, 2016

Effective immediately, Jose Luis Garcia, Victoria Higley and Thomas Melendez are the portfolio managers of the Fund. The information set forth below pertaining to Ms. Higley is provided as of February 29, 2016.

The first paragraph in the subsection entitled “Management and Advisory Arrangements — Portfolio Manager Information — FDP BlackRock MFS Research International Fund” is deleted in its entirety and replaced with the following:

The MFS Fund is managed by a committee of research analysts under the general supervision of Jose Luis Garcia, Victoria Higley and Thomas Melendez. Mr. Garcia, Ms. Higley and Mr. Melendez are the Fund’s co-portfolio managers.

The first paragraph and accompanying table in the subsection entitled “Management and Advisory Arrangements — Portfolio Manager Information — FDP BlackRock MFS Research International Fund — Other Funds and Accounts Managed by Portfolio Managers” are deleted in their entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the MFS Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended May 31, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jose Luis Garcia	12	$21.0 billion	10	$1.2 billion	19	$2.9 billion
Victoria Higley*	0	$0	0	$0	0	$0
Thomas Melendez	7	$17.2 billion	2	$204.2 million	4	$496.5 million

*	Information is provided as of February 29, 2016.

The subsection entitled “Management and Advisory Arrangements — Portfolio Manager Information —FDP BlackRock MFS Research International Fund — Fund Ownership” is deleted in its entirety and replaced with the following:

As of May 31, 2015, neither Mr. Garcia nor Mr. Melendez beneficially owned shares of the MFS Fund. As of February 29, 2016, Ms. Higley did not beneficially own shares of the MFS Fund.

The subsection entitled “Management and Advisory Arrangements — Portfolio Manager Information —FDP BlackRock MFS Research International Fund — Portfolio Manager Compensation” is deleted in its entirety and replaced with the following:

Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to Jose Luis Garcia, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2015, the MSCI EAFE Index (net div) was used to measure Jose Luis Garcia’s performance for the MFS Fund.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

With respect to Thomas Melendez and Victoria Higley, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Shareholders should retain this Supplement for future reference.

SAI-FDPS-0416SUP